                                  Exhibit 5(a)
                              Form of Application

[LOGO] Western Reserve Life     Product Name: ________________________________
       Assurance Co. of Ohio    Mail the application and a check to: Western Reserve Life
                                                                     Assurance Co. of Ohio
                                                                     Attn: Variable Annuity Dept.
                                Administrative Office:               P.O. Box 9051 Clearwater, FL 33758-9051
                                Overnight Address:                   570 Carillon Parkway, St. Petersburg, FL 33716

1.   TYPE OF ANNUITY (SOURCE OF FUNDS)

Initial purchase payment $ ___________________________________
[_] Non qualified
    [_] New Money [_] 1035 Exchange
[_] Qualified
    [_] New Money [_]Rollover [_] Transfer
    Qualified Type:
        [_] IRA [_] Roth IRA [_] SEP/IRA [_] 403(b)
        [_] Simple IRA [_] Inherited IRA [_] Roth Conversion
        [_] Other ____________
        $ ____________ Contribution for tax year _____________
        $ ____________ Trustee to Trustee Transfer
        $ ____________ Rollover from
          [_] IRA [_] 403(b) [_] Pension [_] Other ___________
        ROTH IRA Rollover
        ____________ Date first established or date of conversion $________________ Portion previously taxed

2(a). PRIMARY OWNER INFORMATION

If no Annuitant is specified in #3, the Owner will be the Annuitant. If a Trust is named as Owner or Beneficiary, additional paperwork will be required.

First Name: __________________________________________________
Last Name:____________________________________________________
Address:______________________________________________________
City, State:__________________________________________________
Zip: __________________ Telephone:____________________________
Email Address (optional): ____________________________________
Date of Birth: ________________ Sex: [_] Female [_] Male SSN/TIN:___________________ Citizenship: [_] U.S. [_] Other


2(b). JOINT OWNER INFORMATION (Optional)

First Name: __________________________________________________
Last Name:____________________________________________________
Address:______________________________________________________
City, State:__________________________________________________
Zip: __________________ Telephone:____________________________
Date of Birth: ________________ Sex: [_] Female [_] Male SSN/TIN: __________________ Citizenship: [_] U.S. [_] Other


3. ANNUITANT

Complete only if different from Primary Owner.

First Name: __________________________________________________
Last Name:____________________________________________________
Address:______________________________________________________
City, State:__________________________________________________
Zip: __________________Telephone:_____________________________
Email Address (optional):_____________________________________
Date of Birth: ________________ Sex: [_] Female [_] Male
SSN: ______________________ Citizenship: [_] U.S. [_] Other


4. BENEFICIARY(IES) DESIGNATION
Name                  Relationship      [_] Primary
_____________________ __________ _____% [_] Contingent
Name                  Relationship      [_] Primary
_____________________ __________ _____% [_] Contingent
Name                  Relationship      [_] Primary
_____________________ __________ _____% [_] Contingent
Name                  Relationship      [_] Primary
_____________________ __________ _____% [_] Contingent
Name                  Relationship      [_] Primary
_____________________ __________ _____% [_] Contingent

[_] Please see the attached Restricted Beneficiary Payout Form for beneficiary designations.


5. GUARANTEED DEATH BENEFITS

[_] Return of Premium, available for issue through age 90

[_] Annual Step-Up, available for issue through age 80


6. AVAILABLE RIDERS

If no selection is made, the benefit will not apply.

[_] Beneficiary Earnings Enhancement - EXTRA II (BEE-Extra II)

[_] Guaranteed Principal Solution (GPS)


7. TELEPHONE TRANSFER AUTHORIZATION

Please complete this section to authorize you and/or your Registered Representative to make transfers, withdrawals and change allocations for future premium payments via our recorded telephone line or internet. (check one selection only):

[_] Owner(s) only, or [_] Owner(s) and Owner's Registered Representative

VA (AFP) APP 02/04                                             81313921 01/04
                                                               L Share
                                                               (1 of 4)

8. PORTFOLIO INVESTMENT STRATEGY

[_]  Lump Sum
     I elect to allocate 100% of my contributions according to percentage listed in Section 10 "Lump Sum Allocation Section".

[_]  Dollar Cost Averaging (DCA) Program
     I elect to allocate 100% of my contributions to the DCA Account and transferred according to percentages listed in Section 11 DCA "Transfer Allocation Section".

[_]  Combined: Lump Sum and DCA Program (must total 100%)
     I elect to allocate as follows:
     __________% in the DCA Account and transferred according to percentages listed in Section 11 DCA "Transfer Allocation Section."
     __________% as a lump-sum contributions according to percentages listed in
     Section 10 "Lump Sum Allocation Section".


9. DCA TRANSFER STRATEGY

DCA Transfer Strategy:
Select from the following choices and complete section 11 "DCA Transfer Allocation". There is a $500 min. transfer amt. for the DCA Program.

[_] 1. DCA 1-Year Fixed Account: (Specify period and frequency)*
       [_] 12 Mo. [_] 18 Mo. [_] 24 Mo. [_] Other: ____________
       *Washington and Massachusetts residents, DCA cannot exceed twelve months or four quarters.
[_] 2. Money Market Account: (Specify period and frequency)
       [_] 12 Mo. [_] 18 Mo. [_] 24 Mo. [_] Other: ____________
[_] 3. U.S. Government Securities Portfolio: (Specify period and frequency)
       [_] 12 Mo. [_] 18 Mo. [_] 24 Mo. [_] Other: ____________

Interest Transfer Strategy
Select from one of the following choices and indicate your interest transfer allocation in section 11 "DCA Transfer Allocation".

[_] 1 Yr. Guaranteed Fixed Account*
[_] 3 Yr. Guaranteed Fixed Account*
[_] 5 Yr. Guaranteed Fixed Account*
[_] 7 Yr. Guaranteed Fixed Account*

Frequency: [_] Annually [_] Quarterly [_] Monthly


10. LUMP SUM ALLOCATION

Fixed Accounts:
_______ .0% 1 Year Fixed Guarantee Period Option*
_______ .0% 3 Year Fixed Guarantee Period Option*
_______ .0% 5 Year Fixed Guarantee Period Option*
_______ .0% 7 Year Fixed Guarantee Period Option*

Subaccounts:
_______ .0% AEGON Bond - Service Class
_______ .0% Asset Allocation - Conservative Portfolio - Service Class
_______ .0% Asset Allocation - Growth Portfolio - Service Class
_______ .0% Asset Allocation - Moderate Portfolio - Service Class
_______ .0% Asset Allocation - Moderate Growth Portfolio - Service Class
_______ .0% Capital Guardian Value - Service Class
_______ .0% Clarion Real Estate Securities - Service Class
_______ .0% Federated Growth & Income - Service Class
_______ .0% Great Companies - America(SM) - Service Class
_______ .0% Great Companies - Technology(SM) - Service Class
_______ .0% Janus Balanced - Service Class
_______ .0% Janus Global - Service Class
_______ .0% Janus Growth - Service Class
_______ .0% J.P. Morgan Enhanced Index - Service Class
_______ .0% Marsico Growth - Service Class
_______ .0% MFS High Yield - Service Class
_______ .0% Munder Net50 - Service Class
_______ .0% PBHG/NWQ Value Select - Service Class
_______ .0% PIMCO Total Return - Service Class
_______ .0% Salomon All Cap - Service Class
_______ .0% T. Rowe Price Equity Income - Service Class
_______ .0% T. Rowe Price Small Cap - Service Class
_______ .0% Templeton Great Companies Global - Service Class
_______ .0% Third Avenue Value - Service Class
_______ .0% Transamerica Convertible Securities - Service Class
_______ .0% Transamerica Equity - Service Class
_______ .0% Transamerica Growth Opportunities - Service Class
_______ .0% Transamerica Money Market - Service Class
_______ .0% Transamerica U.S. Government Securities - Service Class
_______ .0% Transamerica Value Balanced - Service Class
_______ .0% Van Kampen Emerging Growth - Service Class
_______ .0% Access U.S. Government Money Market Portfolio
_______ .0% Potomac Dow 30 Plus Portfolio
_______ .0% Potomac OTC Plus Portfolio
_______ .0% Wells S&P REIT Index Portfolio
_______ .0% Fidelity - VIP Index 500 Portfolio - Service Class 2


11. DCA TRANSFER ALLOCATION Transfer To:

_______ .0% AEGON Bond - Service Class
_______ .0% Asset Allocation - Conservative Portfolio - Service Class
_______ .0% Asset Allocation - Growth Portfolio - Service Class
_______ .0% Asset Allocation - Moderate Portfolio - Service Class
_______ .0% Asset Allocation - Moderate Growth Portfolio - Service Class
_______ .0% Capital Guardian Value - Service Class
_______ .0% Clarion Real Estate Securities - Service Class
_______ .0% Federated Growth & Income - Service Class
_______ .0% Great Companies - AmericaSM - Service Class
_______ .0% Great Companies - TechnologySM - Service Class
_______ .0% Janus Balanced - Service Class
_______ .0% Janus Global - Service Class
_______ .0% Janus Growth - Service Class
_______ .0% J.P. Morgan Enhanced Index - Service Class
_______ .0% Marsico Growth - Service Class
_______ .0% MFS High Yield - Service Class
_______ .0% Munder Net50 - Service Class
_______ .0% PBHG/NWQ Value Select - Service Class
_______ .0% PIMCO Total Return - Service Class
_______ .0% Salomon All Cap - Service Class
_______ .0% T. Rowe Price Equity Income - Service Class
_______ .0% T. Rowe Price Small Cap - Service Class
_______ .0% Templeton Great Companies Global - Service Class
_______ .0% Third Avenue Value - Service Class
_______ .0% Transamerica Convertible Securities - Service Class
_______ .0%Transamerica Equity - Service Class
_______ .0% Transamerica Growth Opportunities - Service Class
_______ .0% Transamerica Money Market - Service Class
_______ .0% Transamerica U.S. Government Securities - Service Class
_______ .0% Transamerica Value Balanced - Service Class
_______ .0% Van Kampen Emerging Growth - Service Class
_______ .0% Access U.S. Government Money Market Portfolio
_______ .0% Potomac Dow 30 Plus Portfolio
_______ .0% Potomac OTC Plus Portfolio
_______ .0% Wells S&P REIT Index Portfolio
_______ .0% Fidelity - VIP Index 500 Portfolio - Service Class 2

* The following states only allow the 1 year Guaranteed Period Option: CT, MN, PA, VT, VA and WA.

VA (AFP) APP 02/04

                                                                        (2 of 4)

12. ASSET REBALANCING

I elect to rebalance the variable subaccounts according to my lump sum allocation using the frequency indicated below.

Does not include fixed accounts and not available with DCA.

If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.

[_] Monthly [_] Quarterly [_] Semi-Annually [_] Annually


13. AUTOMATIC MONTHLY INVESTING (ATTACH A VOIDED CHECK)

I authorize the making of Premium Payments by electronic funds transfer on a monthly basis in the amount of $________________ beginning on the _______ day each month (except 29th, 30th, 31st.) I have attached to this form a voided, unsigned check from the bank account to be debited. I may notify Western Reserve Life at the Administrative Office to cancel this authorization at any time. (Note: Credit Unions and savings accounts may not be eligible, please consult your banking institution.)


14. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

[_] Check here if you want to be sent a copy of "Statement of Additional Information."

Will this annuity replace or change any existing annuity or life insurance?
[_] No [_] Yes (If yes, complete the following)

Company: ___________________________________________
Policy No.:_________________________________________

..    Unless I have notified Western Reserve Life of a community or marital property interest in this contract, Western Reserve Life will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

..    To the best of my knowledge and belief, my statements and answers to the questions on this application are correct and true.

..    I am in receipt of a current prospectus for this variable annuity.

..    This application is subject to acceptance by Western Reserve Life. If this application is rejected for any reason, Western Reserve Life will be liable only for return of purchase payment paid.

..    Florida Residents- Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

..    For residents in all states except CT, MN, PA, VT, VA, WA When funds are allocated to the Fixed Accounts in Section 10, policy values may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of the Guaranteed Period.

..    Account values when allocated to any of the subaccounts in Section 10 are not guaranteed as to fixed dollar amount.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at: _____________________________________________
           City              State             Date

Owner(s) Signature: X
                    ------------------------------------

Joint Owner(s) Signature: X
                          ------------------------------
Annuitant Signature: (if not Owner) X
                                    --------------------

15. AGENT INFORMATION

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

[_] No     [_] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

#1: Registered Rep/Licensed Agent

    Firm Name: _____________________________________________

    Print First Name:_______________________________________

    Last Name:______________________________________________

    Signature: X
               ---------------------------------------------

    X Rep Phone #: _________________________________________

    Rep Fax #: _____________________________________________

    Email Address (Optional): ______________________________

    WRL Rep. #: ____________________________________________

    Florida Agent License # (FL only): _____________________

    For Registered Representative Use Only - Contact your home office for program information.

    [_] HIG  [_] MID  [_] LEV  [_] ALT HIG (if available)
    (Once selected, program cannot be changed)

#2: Registered Rep/Licensed Agent

    Print First Name:_______________________________________

    Last Name:______________________________________________

    Signature: X
               ---------------------------------------------

    Rep Phone #:____________________________________________

    Rep Fax #: _____________________________________________

    WRL Rep#:_______________________________________________

    Florida Agent License # (FL only):______________________

REPLACEMENT INFORMATION

For applicants in Arizona, Colorado, Hawaii, Iowa, Louisiana, Maryland, Mississippi, Montana, New Hampshire, North Carolina and Vermont

Applicant:

Do you have any existing policies or contracts? [_] No   [_] Yes
(If Yes, you must complete and submit with the application the "Important Notice Replacement of Life Insurance or Annuities.")

Agent:

Did the agent/registered representative present and leave the applicant insurer-approved sales material? [_] No [_] Yes

VA (AFP) APP 02/04

                                                                        (3 of 4)

For Applicants in AZ

Upon your written request, the Company is required to provide, within a reasonable time, reasonable factual information concerning the benefits and provisions of the contract to you. If for some reason you are not satisfied with the contract, you may return it within twenty days after it is delivered and receive a refund equal to the premiums paid, including any policy or contract fees other charges, less the amounts allocated to any separate accounts under the policy or contract, plus the value of any separate accounts under the policy or contract on the date the returned policy is received by the insurer.

Annuity Commencement Date:_____________________

Recommended annuitant age 70 1/2for qualified.

For Applicants in AR, NM, PA

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

For Applicants in CO

It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to the policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

For Applicants in DC, TN

It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For Applicants in KY, OH, OK

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

For Applicants in LA

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For Applicants in ME

Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

For Applicants in NJ

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For Applicants in VA

Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law. This plan is intended to qualify under the Internal Revenue Code for tax favored status. Language contained in this policy referring to Federal tax statutes or rules is informational and instructional and this language is not subject to approval for delivery. Your qualifying status is the controlling factor as to whether your funds will receive tax favored treatment rather than the insurance contract. Please ask your tax advisor if you have any questions as to whether or not you qualify.

VA (AFP) APP 02/04

                                                                        (4 of 4)